                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Com-
                                         mission Only (as permitted by
                                         Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 140.14a-12

                              VAN KAMPEN BOND FUND

               (Names of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                     MUTUAL FUNDS REGULAR OUTBOUND CALL FLOW

 ------------------------------------------------------------------------------
|          "Hello, I'm trying to reach (s/h name). Is he/she available?        |
|      MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING YOUR       |
|                         INVESTMENT IN THE (FUND NAME).                       |
|  We sent you a proxy card to register your vote for the shareholder meeting  |
|   and haven't received it back, so we're calling to ask if you "would have   |
|    any objections to voting along with the recommendations of your Board?"   |
 ------------------------------------------------------------------------------
 ----                                       -----
| NO |                                     | YES |
 ----                                       -----
  |                                           |
  |                                           |
  |                                          \|/
  |                                           V
  |              ---------------------------------------------------------
  |             |                (Use Appropriate Rebuttal)               |
  |             |                                                         |
  |             |   WOULD YOU HAVE ANY OBJECTIONS TO VOTING ALONG WITH    |
  |             |           THE RECOMMENDATIONS OF YOUR BOARD?            |
  |              ---------------------------------------------------------
  |                      --------------------        ----------------------
  |                     | SHAREHOLDER AGREES |      | SHAREHOLDER DECLINES |
  |         ------------|      TO VOTE       |      |       TO VOTE        |
  |        |             --------------------        ----------------------
  |        |                                              |
  |        |                                              |
  |        |                                              |
  |        |                                              |
 \|/      \|/                                             |
  V        V                                              |
 --------------------------------                         |
|  I AM RECORDING YOUR ( ) VOTE  |                        |
|   AND WILL SEND YOU A PRINTED  |                        |
| CONFIRMATION TO (ADDRESS). FOR |                        |
|  CONFIRMATION PURPOSES, MAY I  |                        |
|  HAVE THE CITY, STATE AND ZIP  |                       \|/
|   CODE THAT WE'LL BE MAILING   |                        V
|      YOUR CONFIRMATION TO?     |         ------------------------------------
 --------------------------------         | I would like to leave you with our |
               |                          |  toll free number, do you have a   |
               |                          | pen and paper handy? If you could  |
              \|/                         |  take a brief moment, to quickly   |
               V                          |  vote your shares over the phone,  |
 ---------------------------------------  |  please call (Inbound Toll Free).  |
| Thank you for your time and your vote | |    Your participation would be     |
|  Mr./Mrs. ________ have a good ___!   | | greatly appreciated. Thank you for |
 ---------------------------------------  |       your time. Have a good       |
                                          |            day/evening.            |
                                           ------------------------------------

Rev. Mar 1 / 06

   MUTUAL FUNDS REGULAR OUTBOUND CALL FLOW - ALTERNATE INTRODUCTION CALL FLOWS

"Hello, I'm trying to reach (s/h name). Is he/she available? MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING YOUR INVESTMENT IN THE (FUND NAME). We sent you a proxy card to register your vote for the shareholder meeting and haven't received it back, so we're calling to ask if you "would have any objections to voting along with the recommendations of your Board?"

ALTERNATE INTRODUCTION CALL FLOWS:

IF Investment is in a Trust:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (FUND NAME) HELD IN (TRUST NAME) FOR WHICH YOU ARE LISTED AS TRUSTEE.

IF INVESTMENT IS IN A CUSTODIAL ACCT FOR A MINOR:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (FUND NAME) YOU CONTROL AS CUSTODIAN FOR (NAME OF MINOR).

IF INVESTMENT IS HELD BY AN ASSOCIATION OR CLUB:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (FUND NAME) HELD IN (ASSOCIATION / CLUB NAME) FOR WHICH YOU ARE LISTED AS CONTACT.

IF INVESTMENT IS IN A COMPANY NAME: .

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (FUND NAME) HELD BY (COMPANY'S NAME) FOR WHICH YOU ARE LISTED AS CONTACT.

IF INVESTMENT IS IN 401 K / PENSION PLAN HELD BY COMPANY NAME:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (FUND NAME) HELD THE (COMPANY'S NAME) (401 K / PENSION PLAN) FOR WHICH YOU ARE LISTED AS CONTACT PERSON.

Rev. Feb 24 / 06